Exhibit 10.1.5

CONSENT AGREEMENT

THIS CONSENT AGREEMENT (“Agreement”) dated as of December 23, 2013 (the “Effective Date”) is made and entered into by and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as agent for the Lenders (“Agent”), and, on the other hand, JACK COOPER HOLDINGS CORP. (“Parent”), and the Subsidiaries of Parent identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”). Initially capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Credit Agreement (defined below).

RECITALS:

WHEREAS, Existing Borrowers, Agent, and Lenders have previously entered into that certain Amended and Restated Credit Agreement dated as of June 18, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, subject to the terms and conditions set forth therein, the Agent and Lenders have made certain credit facilities available to Borrowers; and

WHEREAS, in connection with the Allied Acquisition, Existing Borrowers have requested that Agent and Lenders consent to certain matters related to the restructuring of certain of Parent’s Subsidiaries; and

WHEREAS, Borrowers, Lenders, and Agent desire to enter into this Agreement in order to provide for the consent to the matters set forth herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Consent.

(a)                                 Parent and its Subsidiaries are prohibited by Section 6.11 of the Credit Agreement from making Investments other than Permitted Investments and other limited exceptions. Borrowers have requested that Borrowers be able to allocate the purchase price of the Allied Acquisition to the capitalization of newly formed Subsidiaries of Parent in the form of indebtedness and equity in excess of the amounts set forth in clauses (g) and (l) of the definition of Permitted Investment in the Credit Agreement (such allocations and Investments, the “New Subsidiary Capital Allocation”; such capitalization split between Loan Parties and non-Loan Parties on a percentage basis, along with the total purchase price of the Allied Acquisition being allocated for such purpose is set forth in Schedule A attached hereto). Borrowers have requested that the Lender Group consent to the New Subsidiary Capital Allocation. Notwithstanding the terms of Section 6.11 or any other provision in the Credit Agreement, as of the Effective Date, the Lender Group hereby consents to the New Subsidiary Capital Allocation (without the use of the amounts set forth in clauses (g) and (l) or any other clause set forth in the definition of Permitted Investment in the Credit Agreement), agrees that the New Subsidiary Capital Allocation shall be excluded from the requirements set forth in Section 6.12 of the Credit Agreement and consents to the assignment of the intercompany notes entered into as part of the New Subsidiary Capital Allocation from a non-Loan Party to another non-Loan Party.

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(b)                                 Parent and its Subsidiaries are prohibited by Section 6.4 of the Credit Agreement from conveying, selling, leasing, licensing, assigning, transferring or otherwise disposing of any assets other than Permitted Dispositions and other limited exceptions. Borrowers have requested that Jack Cooper Transport Company, Inc., which as of the Effective Date is the current 100% owner of the Stock of Jack Cooper Transport Canada, Inc., to be able to contribute such ownership and promissory note representing the loan made to Jack Cooper Transport Canada, Inc. to JCSV Dutch Coöperatief U.A., a wholly-owned indirect Subsidiary of Parent (such transfer, the “JCT Canada Disposition”). Borrowers have requested that the Lender Group consent to the JCT Canada Disposition. Notwithstanding the terms of Section 6.4 or any other provision of the Credit Agreement, as of the Effective Date, the Lender Group hereby consents to the JCT Canada Disposition (without the use of any baskets set forth in the exceptions to Section 6.4 of the Credit Agreement). Effective upon the JCT Canada Disposition, the Agent and the Lender Group hereby confirm that any security interest previously granted by Jack Cooper Transport Company, Inc. pursuant to the Loan Documents in the Stock of Jack Cooper Transport Canada, Inc. is hereby automatically terminated and released. The Agent and Lender Group agree to take all reasonable additional steps and to execute and deliver such other termination statements and other releases reasonably requested by Jack Cooper Transport Company, Inc. as may be necessary to release the security interest in the Stock of Jack Cooper Transport Canada, Inc.

(c)                                  Parent and its Subsidiaries are prohibited by Section 6.4 of the Credit Agreement from conveying, selling, leasing, licensing, assigning, transferring or otherwise disposing of any assets other than Permitted Dispositions and other limited exceptions. Borrowers have requested that Jack Cooper Transport Company, Inc., which will be the 100% owner of the Stock of JCSV Dutch Coöperatief U.A. and JCSV III, LLC, each, a wholly-owned indirect Subsidiary of Parent, to be able to contribute such ownership and promissory note representing the loan made to JCSV Dutch Coöperatief U.A. to JCSV Dutch 1 C.V., a wholly-owned indirect Subsidiary of Parent (such transfer, the “Dutch Disposition”). Borrowers have requested that the Lender Group consent to the Dutch Disposition. Notwithstanding the terms of Section 6.4 or any other provision of the Credit Agreement, as of the Effective Date, the Lender Group hereby consents to the Dutch Disposition (without the use of any baskets set forth in the exceptions to Section 6.4 of the Credit Agreement).

2.                                      Miscellaneous.

(a)                                 Effect of Agreement. All references to (x) “Borrower” and “Borrowers” in the Credit Agreement and the other Loan Documents, (y) “Grantor” in the Security Agreement, and (z) “Obligor” and “Creditor” in the Intercompany Subordination Agreement, shall be deemed to include each New Borrower with the same force and effect as if such New Borrower was an original signatory thereto.

(b)                                 Reaffirmation of Representations and Warranties. Each Borrower hereby affirms to Agent and Lenders that, subject to the delivery of the updated disclosure schedules to the Credit Agreement pursuant to Section 2(b)(3) of that certain Joinder and Consent Agreement dated as of December 13, 2013 among Borrowers, Guarantors, Lenders, and Agent, all of such Borrower’s representations and warranties set forth in the Credit Agreement and other Loan Documents are true, complete and accurate in all material respects as of the date hereof (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof).

(c)                                  Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents to which it is a party effective as of the date hereof.

(d)                                 Estoppel. To induce the Agent and Lenders to enter into this Agreement, Borrowers hereby acknowledge and agree that, as of the date hereof, no Default or Event of Default has occurred and is continuing and, in addition, there exists no right of offset, defense, counterclaim or objection in favor of any Borrower in respect to any Obligations.

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(e)                                  Governing Law, Etc. This Agreement shall constitute a Loan Document and shall be subject to the provisions regarding governing law, waiver of jury trial, jurisdiction and venue applicable to the Credit Agreement.

(f)                                   Costs and Expenses. Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Agreement and all other agreements and instruments executed in connection herewith, including, without limitation, the fees and out-of-pocket expenses of the Agent’s counsel and the cost of any searches respecting each New Borrower or its respective assets.

(g)                                  Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, including by facsimile signature, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Agreement. This Agreement shall become effective upon the execution of a counterpart of this Agreement by each of the parties hereto.

(h)                                 Limited Effect. The consents set forth in Section 1 above shall be limited precisely as written and shall not be deemed to be (i) a waiver or modification of any other term or condition of the Credit Agreement or (ii) prejudice any right or remedy which Agent or the Lenders may now or in the future have under or in connection with the Credit Agreement. The terms and provisions contained herein are limited to the specifics hereof, shall not apply with respect to any Default or Event of Default, or any other facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Credit Agreement, shall not be a practical construction, course of conduct or course of performance under the Credit Agreement, and, except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power, or remedy of Agent, nor as a consent to or waiver of any further or other matter, under the Loan Documents. Borrowers and Guarantors hereby acknowledge and reaffirm (i) all of their obligations and duties under the Loan Documents, and (ii) that Agent, for the ratable benefit of the Lender Group, has and shall continue to have valid, secured, Liens in the Collateral. In the event of a conflict between the terms and provisions of this Agreement and the terms and provisions of the Credit Agreement, the terms and provisions of this Agreement shall govern. In all other respects, the Credit Agreement, as amended and supplemented hereby, shall remain in full force and effect.

(i)                                     Release.

(1)                                 Except with respect to the rights of each Obligor expressly provided herein, in consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Obligor, on behalf of itself and its successors and assigns (each Obligor and all such other persons being hereinafter referred to collectively as “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent and each Lender and all such other persons being hereinafter referred to collectively as “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Releasors may now or hereafter own, hold, have or claim to have against Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, for or on account of or in relation to, or in any way in connection with any of the Credit Agreement or any of the other Loan Documents or transactions thereunder or related thereto.

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(2)                                 It is the intention of each Obligor that this Agreement and the release set forth above shall constitute a full and final accord and satisfaction of all claims they may have or hereafter be deemed to have against Releasees as set forth herein. In furtherance of this intention, each Obligor, on behalf of itself and each other Releasor, expressly waives any statutory or common law provision that would otherwise prevent the release set forth above from extending to claims that are not currently known or suspected to exist in any Releasor’s favor at the time of executing this Agreement and which, if known by Releasors, might have materially affected the agreement as provided for hereunder. Each Obligor, on behalf of itself and each other Releasor, acknowledges that it is familiar with Section 1542 of California Civil Code:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Each Obligor, on behalf of itself and each other Releasor, waives and releases any rights or benefits that it may have under Section 1542 to the full extent that it may lawfully waive such rights and benefits, and each Obligor, on behalf of itself and each other Releasor, acknowledges that it understands the significance and consequences of the waiver of the provisions of Section 1542 and that it has been advised by its attorney as to the significance and consequences of this waiver.

(3)                                 Each Obligor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(j)                                    Covenant Not to Sue. Each Obligor, on behalf of itself, each Releasor and its successors and assigns, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Obligor pursuant to Section 2(i)(1) above. If any Obligor or any of its successors or assigns violates the foregoing covenant, each Obligor, for itself and each other Releasor, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all documented and reasonable attorneys’ fees and out-of-pocket costs incurred by any Releasee as a result of such violation.

(k)                                 Reaffirmation of Guaranties. Each of the undersigned Guarantors hereby reaffirms and agrees that (a) the Guaranty and the Loan Documents to which it is a party shall remain in full force and effect (including, without limitation, any security interests granted therein) after this Agreement is consummated as if consummated contemporaneously therewith, (b) nothing in the Loan Documents to which it is a party obligates Agent or the Lenders to notify such Guarantor of any changes in the financial accommodations made available to the Loan Parties or to seek reaffirmations of the Loan Documents to which such Guarantor is a party; and (c) no requirement to so notify such Guarantor or to seek such Guarantor’s reaffirmation in the future shall be implied by this Section 2(k).

3.                                      Choice of Law and Venue; Jury Trial Waiver; Judicial Reference. Section 12 of the Credit Agreement is incorporated by reference herein mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

JACK COOPER HOLDINGS CORP.,
a Delaware corporation

By:	/s/ Michael S. Testman
Name:	Michael S. Testman
Title:	CFO

AUTO HANDLING CORPORATION,
a Delaware corporation

By:	/s/ Michael S. Testman
Name:	Michael S. Testman
Title:	CFO

JACK COOPER LOGISTICS, LLC,
a Delaware limited liability company

By:	/s/ Michael S. Testman
Name:	Michael S. Testman
Title:	CFO

JACK COOPER TRANSPORTATION COMPANY, INC.,
a Delaware corporation

By:	/s/ Michael S. Testman
Name:	Michael S. Testman
Title:	CFO

PACIFIC MOTOR TRUCKING COMPANY,
a Missouri corporation

By:	/s/ Michael S. Testman
Name:	Michael S. Testman
Title:	CFO

[Signatures continue on the following page.]

CONSENT AGREEMENT

AXIS LOGISTIC SERVICES, INC.,
a Delaware corporation,
as a Borrower

By:	/s/ Michael S. Testman
Name:	Michael S. Testman
Title:	CFO

JACK COOPER CT SERVICES, INC.,
a Delaware corporation
as a Borrower

By:	/s/ Michael S. Testman
Name:	Michael S. Testman
Title:	CFO

JACK COOPER RAIL AND SHUTTLE, INC.,
a Delaware corporation
as a Borrower

By:	/s/ Michael S. Testman
Name:	Michael S. Testman
Title:	CFO

JACK COOPER SPECIALIZED TRANSPORT INC.,
a Delaware corporation
as a Guarantor

By:	/s/ Michael S. Testman
Name:	Michael S. Testman
Title:	CFO

AUTO EXPORT SHIPPING, INC.,
a New Jersey corporation,
as a Guarantor

By:	/s/ Michael S. Testman
Name:	Michael S. Testman
Title:	CFO

[Signatures continue on the following page.]

CONSENT AGREEMENT

WELLS FARGO CAPITAL FINANCE, LLC
As Agent and a Lender

By:	/s/ Brandi Whittington
Name:	Brandi Whittington
Title:	Assistant Vice President

[Signatures continue on the following page.]

CONSENT AGREEMENT

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Christopher R. Lee
Name:	Christopher R. Lee
Title:	Assistant Vice President

CONSENT AGREEMENT

SCHEDULE A

Allied Acquisition purchase price allocation:

Total:  $135,000,000

Loan Parties: 60%

Non-Loan Parties: 40%